Investment Company Act No. 811-5186


       As filed with the Securities and Exchange Commission on March 28, 1996
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[x] Preliminary  Proxy Statement
[ ] Confidential,  for Use of the Commission Only (as permitted by
     Rule  14a-6(e)(2))
[ ] Definitive  Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

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                             American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[x]     $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
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[ ]     $500 per each day to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)      Title of each class of securities to which transaction applies:
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2)      Aggregate number of securities to which transaction applies:
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3) Per unit price or other underlying value of transaction  computed pursuant to
Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
   -----------------------------------------------------------------------------
4)      Proposed maximum aggregate value of transaction:
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5)      Total fee paid:
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  [ ] Fee paid previously with  preliminary  materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, of the Form or Schedule and the date of its filing.

1)          Amount Previously Paid:
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2)          Form, Schedule or Registration Statement No.
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3)          Filing Party:
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4)          Date Filed:
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

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                 OF THE AST SCUDDER INTERNATIONAL BOND PORTFOLIO
                                   To be held
                                 April 12, 1996

To the Shareholders of the AST Scudder International Bond Portfolio of American Skandia Trust:

         Notice is hereby given that this Special Meeting of Shareholders (the "Meeting") of the AST Scudder International Bond Portfolio (the "Portfolio") of American Skandia Trust (the "Trust"), will be held at One Corporate Drive, Shelton, Connecticut 06484 on April 12, 1996 at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of the Portfolio to vote (the "Meeting"), for the following purposes:

     I. To consider the approval of a new Investment Management Agreement between the Trust and American Skandia Investment Services, Incorporated regarding management of the AST Scudder International Bond Portfolio.

    II. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and Rowe Price-Fleming International, Inc. regarding investment advice to the AST Scudder International Bond Portfolio.

   III. To consider the approval of a change in the Portfolio's investment objective.

    IV. To consider the approval of changes in the Portfolio's investment restrictions.

     V. To consider the approval of a change in the Portfolio's classification from a "diversified" investment company to a "non-diversified" investment company.

    VI. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on March 28, 1996 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of the Portfolio is entitled to one vote with respect to proposals on which the Portfolio's shareholders are entitled to vote.

         You are cordially invited to attend the Meeting. All shareholders are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                               By order of the Board of Trustees

                                               M. Priscilla Pannell
                                               Acting Secretary
                                               American Skandia Trust

March 22, 1996

                 PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                         SPECIAL MEETING OF SHAREHOLDERS
                 OF THE AST SCUDDER INTERNATIONAL BOND PORTFOLIO
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                                 April 12, 1996

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of Shareholders of the AST Scudder International Bond Portfolio (the "Portfolio") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on April 12, 1996 at 10:00 a.m. Eastern Time, or at any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Meeting ("Notice"). It is anticipated that the first mailing of proxies and proxy statements to shareholders will be on or about March 22, 1996.

         The costs of the Meeting, including the solicitation of proxies, will be paid by American Skandia Investment Services, Incorporated ("ASISI" or the "Manager"), the Investment Manager to the Portfolio. Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or personal interview by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent.

         The Annual Report of the Trust, including audited financial statements for 1995 (the "Report"), has been previously sent to shareholders. Such report, however, does not form any part of the proxy soliciting material. The Trust will furnish an additional copy of the Report to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on February 28, 1996 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, the following number of shares of beneficial interest of the Portfolio were outstanding: [ ]. As of the Record Date, there is no beneficial owner of 5% or more of the shares of the Portfolio to the knowledge of the Trust.

         Currently, the Trust serves as a funding vehicle for certain variable annuities issued by ASLAC, a stock life insurance company. By order of the Securities and Exchange Commission dated August 1, 1995, the Trust was granted exemptive relief permitting it to offer and sell shares directly to qualified pension and retirement plans outside the separate account context. As of the Record Date, approximately 99% of the Portfolio's shares were legally owned by ASLAC. ASLAC holds Portfolio shares attributable to variable annuity contracts in American Skandia Life Assurance Corporation Variable Accounts Class B-1, Class B-2, and Class B-3 (collectively, "ASLAC Variable Accounts"), each of which is a separate account registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts have various sub-accounts, each of which invests exclusively in a corresponding portfolio of an underlying fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolio represented in the AST Scudder International Bond Sub-account as of the Record Date (the "Contractowners").

         All shares of the Portfolio held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners at the Special Meeting and any adjournments thereof. ASLAC is entitled to vote shares for which voting instructions are not received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on April 10, 1996 as the last day for which voting instructions will be accepted.

         Timely, properly executed proxies will be voted as Contractowners instruct. The Board of Trustees intends to bring before the Special Meeting the matters set forth in Proposals I, II, III, IV and V of the foregoing Notice. Unless instructions to the contrary are marked, proxies will be voted FOR each of the proposals set forth in the Notice. The Trustees do not expect any other business to be brought before the meeting. If, however, any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Acting Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Since ASLAC is the legal owner of approximately 99% of the Portfolio's shares, ASLAC's presence at the Meeting constitutes a quorum under the Trust's By-Laws. Shares beneficially held by Contractowners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting.

         Approval of each proposal requires the vote of a "majority of the outstanding voting securities" of the Portfolio, as defined in the Investment Company Act, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less. Unless Proposals I, II, III and IV each are approved, none of such proposals will be effected by the Portfolio. Therefore, a vote against any of Proposals I, II, III or IV will have the effect of a vote against each of the others.

         In the event that sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any adjournment if sufficient votes have been received for approval. Proxies submitted without voting instructions will be voted FOR the proposals.

                                   PROPOSAL I

          APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST
             AND AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED

Background

         Since  May 1,  1994,  ASISI  has  served as  Manager  to the  Portfolio pursuant to an Investment Management Agreement (the "Present Investment Management Agreement"). The Present Investment Management Agreement provides, among other things, that in carrying out its responsibility to supervise and manage the investment operations of the Portfolio, ASISI may engage, subject to the approval of the Portfolio's Board of Trustees and where required the shareholders of the Portfolio, a Sub-adviser, and delegate to the Sub-adviser duties among others, to:

         (1) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage or with respect to securities which ASISI considers desirable for inclusion in the Portfolio;

         (2) determine what issuers and securities shall be represented in the Portfolio and regularly report them in writing to the Board of Trustees;

         (3) formulate and implement continuing programs for the purchase and sales of the securities of such issuers and regularly report in writing on them to the Board of Trustees; and

         (4) take, on behalf of the Portfolio, all actions which appear to the Trust necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of securities.

         In accordance with this provision for delegation of authority, the Manager entered into a sub-advisory agreement (the "Present Sub-Advisory Agreement"), effective May 1, 1994, with Scudder, Stevens & Clark, Inc. ("Scudder") pursuant to which the above duties were delegated by the Manager to Scudder. Scudder has served as Sub-adviser to the Portfolio since the effective date of such Agreement.

         The Present Investment Management Agreement and the Present Sub-Advisory Agreement were approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" of the Trust (as defined by the Investment Company Act) (the "Independent Trustees"), on April 5, 1994, and renewed on March 7, 1995.

         At a meeting held on February 27, 1996, the Board of Trustees received a proposal from the Manager to engage Rowe Price-Fleming International, Inc. ("Rowe Price-Fleming") to provide sub-advisory services, effective May 1, 1996. As hereinafter described in greater detail, Rowe Price-Fleming was founded in 1979 as a joint venture between T. Rowe Price Associates, Inc. ("T. Rowe Price") and Robert Fleming Holdings Ltd. ("Robert Fleming Holdings") and manages assets in excess of $20 billion, consisting largely of foreign securities. In connection with its recommendation, the Manager informed the Board of its belief that, based upon its discussions with Rowe Price-Fleming, implementation of certain investment strategies would be desirable and the appointment of Rowe Price-Fleming would facilitate the implementation of the desired strategies and at the same time would assist ASISI's efforts in developing new markets for the Portfolio. The implementation of such investment strategies include proposed changes in the Portfolio's investment objective and certain fundamental investment restrictions which require shareholder approval and are described under Proposals III and IV below.

     ASISI also proposed to enter into a new investment management agreement providing, among other things, for a reduced management fee rate and to change the name of the Portfolio to the T. Rowe Price International Bond Portfolio, reflecting the proposed engagement of Rowe Price-Fleming.

         On February 27, 1996, a majority of the Board of Trustees, including a majority of the Independent Trustees, voted unanimously to recommend to the shareholders of the Portfolio that they approve a new Investment Management Agreement with ASISI (the "New Investment Management Agreement") and a new sub-advisory agreement with Rowe Price-Fleming (the "New Sub-Advisory Agreement"), each effective May 1, 1996, and authorized the submission of the new agreements for shareholder approval. The Board of Trustees also approved a change in the name of the Portfolio to T. Rowe Price International Bond Portfolio, subject to shareholder approval of proposals I through IV. Subject to the receipt of shareholder approval, the Present Sub-Advisory Agreement will expire by its terms as of the close of business on April 30, 1996.

The Present Investment Management Agreement

         The following description of the material terms of the Present Investment Management Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-1.

         The Present Investment Management Agreement requires ASISI to furnish the Portfolio with investment advice and investment management and administrative services with respect to the Portfolio, subject to the supervision of the Board of Trustees and in conformity with the stated policies of the Portfolio. ASISI is responsible for certain expenses in connection with the trading function and investment program of the Portfolio. ASISI is required to furnish, at its expense, the services of a President, Secretary, and one or more Vice Presidents of the Trust, to the extent such additional officers may be required by the Trust for the proper conduct of its affairs, and to provide or obtain for the Trust, and thereafter supervise, such executive, administrative, clerical, and shareholder servicing services as are deemed advisable by the Board of Trustees. The Trust pays other expenses, including, but not limited to, brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder servicing agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and Trustees if available) of the Trust which inure to its benefit, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

         The Present Investment Management Agreement also provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties thereunder on the part of ASISI or any of its officers, trustees, or employees, ASISI shall not be subject to liability to the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services thereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

         As compensation for the services performed and the facilities furnished by ASISI under the Present Investment Management Agreement, ASISI receives a fee payable monthly at an annual rate of 1% of the average daily net assets of the Portfolio. ASISI has agreed under the terms of the Present Investment Management Agreement to reimburse the Portfolio if and to the extent that the total of all ordinary business expenses for any fiscal year, including all management and administration fees, but excluding taxes, interest, brokerage commissions and fees and extraordinary expenses such as litigation, exceeds 1.75% of the average daily net assets of the Portfolio, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Trust such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Trust. The aggregate fee paid by the Trust to ASISI for services rendered under the Present Investment Management Agreement during the 1995 fiscal year of the Portfolio was $276,266. Under the terms of the Present Investment Management Agreement, ASISI is permitted to render services to others.

         The Present Investment Management Agreement provides that it will continue in effect from year to year if specifically approved at least annually, either by the Trustees or by the vote of the majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. These provisions reflect the requirements of the Investment Company Act. The Present Investment Management Agreement may be terminated at any time without penalty on 60 days' written notice to the other party to the Present Investment Management Agreement (i) by the vote of a majority of the Board of Trustees; (ii) by the vote of the majority of the Portfolio's outstanding voting securities; or (iii) by ASISI. The Present Investment Management Agreement will terminate effective April 30, 1996, if not reapproved, or automatically in the event of its assignment.

The New Investment Management Agreement

         The following description of the material terms of the New Investment Management Agreement is qualified in its entirety by reference to the form of such Agreement attached to this Proxy Statement as Exhibit A-2.

         The terms and conditions of the New Investment Management Agreement are identical in all material respects to those of the Present Investment Management Agreement, with the exception of the effective date and termination date, the Portfolio name, and the rate of management fee, which is lower. If Proposals I through IV are approved, ASISI will continue to manage the Portfolio under the New Investment Management Agreement. The New Investment Management Agreement provides that ASISI will receive a fee payable monthly at an annual rate of .80 of 1.0% of the average daily net assets of the Portfolio as compensation for the services to be performed by ASISI. This is 20 percent less than the fee currently received by ASISI under the Present Investment Management Agreement.

         If the New Investment Management Agreement is approved by the shareholders of the Portfolio, it will become effective May 1, 1996 (subject also to shareholder approval of Proposals II, III and IV), and will remain in effect, unless terminated earlier, for an initial one year term, subject to annual review by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding shares of the Portfolio (as defined in the Investment Company Act), and also, in either event, approval by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. For this purpose, the vote of the holders of a majority of the outstanding shares of the Portfolio means the lesser of (A) the vote of 67% or more of the shares of the Portfolio present at the meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy, or (B) the vote of the holders of more than 50% of the outstanding shares of the Portfolio. The New Investment Management Agreement may be terminated at any time without penalty on 60 days' written notice to the other party of the New Investment Management Agreement (i) by the vote of a majority of the Board of Trustees; (ii) by the vote of a majority of the Portfolio's outstanding voting securities; or (iii) by ASISI. The New Investment Management Agreement will terminate automatically in the event of its assignment.

The Manager and Other Information

         ASISI is registered as an investment adviser with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended. ASISI does not currently serve as investment adviser or sub-adviser to any registered investment company other than the Trust. The principal executive officer of ASISI is Jan R. Carendi, who is also a director of ASISI and Executive Vice President Corporation Management Group, Skandia Insurance Company Ltd., Sveavagen 44, S-103 50 Stockholm, Sweden. The other officers and directors of ASISI and the officers of ASISI who are also officers or members of the Board of Trustees of the Trust are set forth below.

Name and Position with ASISI                                                                 Principal Occupation and Address


Jan R. Carendi*                                                                                      Executive Vice President
Chief Executive Officer                                                              and Member of Corporate Management Group
Director                                                                                       Skandia Insurance Company Ltd.
                                                                                     Sveavagen 44, S-103 50 Stockholm, Sweden

Gordon C. Boronow*                                                                      President and Chief Operating Officer
Director                                                                          American Skandia Life Assurance Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

Thomas M. Mazzaferro*                                                    Executive Vice President and Chief Financial Officer
President, Chief Operating Officer, Chief Financial Officer                       American Skandia Life Assurance Corporation
and Director                                                                           One Corporate Drive, Shelton, CT 06484

N. David Kuperstock                                                                       Vice President, Product Development
Director                                                                          American Skandia Life Assurance Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

Rodney D. Runestad                                                                       Vice President and Valuation Actuary
Director                                                                          American Skandia Life Assurance Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

Wade A. Dokken                                                                             President, Chief Operating Officer
Director                                                                                          and Chief Marketing Officer
                                                                                     American Skandia Marketing, Incorporated
                                                                                       One Corporate Drive, Shelton, CT 06484

M. Priscilla Pannell*                                                                           Assistant Corporate Secretary
Corporate Secretary                                                               American Skandia Life Assurance Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

Kristen E. Newall                                                                                  Administrative Coordinator
Assistant Corporate Secretary                                                 American Skandia Investment Holding Corporation
                                                                                       One Corporate Drive, Shelton, CT 06484

Richard G. Davy, Jr.*                                                                                              Controller
Controller                                                                 American Skandia Investment Services, Incorporated
                                                                                       One Corporate Drive, Shelton, CT 06484

*Individuals who are also Trustees or officers of the Trust.

         The Manager is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"), a Delaware corporation. ASIHC is also the owner of all the issued and outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. ASIHC is indirectly owned by Skandia Insurance Company Ltd., a Swedish company. The Manager's, ASIHC's, ASLAC's, and ASM's principal offices are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.

         The Administrator of the Portfolio, and every other portfolio of the Trust, as that term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809.

                                   PROPOSAL II

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                   AND ROWE PRICE-FLEMING INTERNATIONAL, INC.

The Present Sub-Advisory Agreement

         The following description of the Present Sub-Advisory Agreement is qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-3.

         Scudder has advised the Portfolio since May 1, 1994. Under the terms of the Present Sub-Advisory Agreement, Scudder has agreed to furnish the Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies, and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Subject to the supervision and control of the Manager, which is in turn subject to the supervision and control of the Board of Trustees, Scudder, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio from time to time and places orders with and gives instructions to brokers, dealers and others for all such transactions and causes such transactions to be executed. Scudder, at its expense, furnishes all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

         Furthermore, the Present Sub-Advisory Agreement requires Scudder to use all commercially reasonably efforts and good faith in the performance of its services under the Present Sub-Advisory Agreement. However, so long as Scudder has acted in good faith and has used all commercially reasonable efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations under the Present Sub-Advisory Agreement, Scudder shall not be liable to the Trust or its shareholders or to the Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided therein.

         The Manager is responsible for payment of Scudder's compensation under the Present Investment Management Agreement. Scudder's compensation for the services provided under the Present Sub-Advisory Agreement is computed at an annual rate and is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered, the Manager pays Scudder at the annual rate of .60 of 1.0% of the average daily net assets of the Portfolio. In computing the fee to be paid to Scudder, the net asset value of the Portfolio is valued as set forth in the then current registration statement of the Trust. The aggregate fee paid by the Manager to Scudder for services rendered under the Present Sub-Advisory Agreement during the 1995 fiscal year of the Portfolio was $165,760.

         The Present Sub-Advisory Agreement provides that it shall remain in full force and effect for one year from the date thereof and will continue in effect from year to year if specifically approved at least annually, either by the Trustees or by the vote of the majority of the outstanding voting securities of the Portfolio, provided that in either event such continuance shall also be approved by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. These provisions reflect the requirements of the Investment Company Act. The Present Sub-Advisory Agreement may be terminated at any time without penalty on 60 days' written notice to the other party to the Present Sub-Advisory Agreement. The Present Sub-Advisory Agreement will terminate automatically in the event of its assignment or (provided Scudder has received prior written notice thereof) upon termination of the Management Agreement. Unless continuance is approved, the Present Sub-Advisory Agreement will terminate effective April 30, 1996. If the Present Sub-Advisory Agreement is terminated, Scudder's compensation shall be prorated to the date of termination.

         Scudder's offices are located at Two International Place, Boston, Massachusetts 02110. As of December 31, 1995, Scudder managed over $100 billion in assets, including $45,601,975 in assets of the Portfolio.

The New Sub-Advisory Agreement

         The  following  description  of  the  New  Sub-Advisory   Agreement  is
qualified in its entirety by reference to the form of such agreement attached to this Proxy Statement as Exhibit A-4.

         The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to those of the Present Sub-Advisory Agreement, with the exception of the identity of the service provider, the effective date and termination date, the Portfolio name, and the advisory fee rate payable by the Manager.

         If Proposals I through IV are approved by the shareholders, Rowe Price-Fleming will provide sub-advisory services to the Portfolio. The New Sub-Advisory Agreement provides that the Manager, not the Trust, will pay Rowe Price-Fleming a fee at the annual rate of .40 of 1.0% of the portion of the average daily net assets of the Portfolio. This fee is 33 1/3 percent lower than the fee currently received by Scudder under the Present Sub-Advisory Agreement.

         If the New Sub-Advisory Agreement is approved by the shareholders of the Portfolio, it will become effective May 1, 1996 (subject also to shareholder approval of Proposals I, II and IV), and will remain in effect, unless terminated earlier, for an initial one year term, subject thereafter to annual review by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding shares of the Portfolio (as defined in the Investment Company Act), and also, in either event, approval by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such renewal. For this purpose, the vote of the holders of a majority of the outstanding shares of the Portfolio means the lesser of either (A) the vote of 67% or more of the shares of the Portfolio present at the meeting if the holders of more than 50% of the outstanding Portfolio shares are present or represented by proxy or (B) the vote of the holders of more than 50% of the outstanding shares of the Portfolio. The New Sub-Advisory Agreement will terminate automatically in the event of its assignment, and may be terminated with respect to the Portfolio at any time, without the payment of any penalty, upon 60 days' written notice by the Manager to Rowe Price-Fleming or by Rowe Price-Fleming to the Manager.

The Proposed Sub-Adviser

         Rowe Price-Fleming was incorporated in Maryland in 1979 as a joint venture between T. Rowe Price and Robert Fleming Holdings. Rowe Price-Fleming provides investment advisory services to individual and institutional investors who seek portfolio management of international securities. As of December 31, 1995, Rowe Price-Fleming managed over $20 billion, largely consisting of foreign stocks and bonds, through its offices in Baltimore, London, Tokyo and Hong Kong.

         Rowe Price-Fleming acts as an investment adviser to several mutual funds with investment objectives similar to those of the Portfolio (collectively, the "Comparable Price Funds"). For its services to each Comparable Price Fund, Rowe Price-Fleming is paid a management fee ("Management Fee") consisting of two elements: a group fee ("Group Fee") and an individual fund fee ("Fund Fee"). The Group Fee is based on the combined net assets of all funds distributed by T. Rowe Price Investment Services, Inc., other than institutional and "private label" products (the "Price Funds"). (For this purpose the Price Funds include all funds managed and sponsored by T. Rowe Price and Rowe Price-Fleming.) The Group Fee ranges from .48% for the first billion of assets to .31% for assets in excess of $34 billion. Each Price Fund pays, as its portion of the Group Fee, an amount equal to the ratio of its daily net assets to the daily net assets of all the Price Funds. As of December 31, 1995. the Group Fee for each of the Price Funds was .34% based on combined Price Funds' assets of approximately $48 billion. In addition, each Comparable Price Fund pays the following fixed-rate Fund Fee based on its own net assets: Short Term Global Income Fund, .45%. For each Comparable Price Fund, the Chart below lists the total assets and the total Management Fees (Fund Fees plus Group Fees) paid to Rowe Price-Fleming for the year ended 1995:

                                            Total Net Assets At        Management Fees Paid for
         Comparable Price Fund              December 31, 1995          Year Ended December 31, 1995
         ---------------------              -----------------          ----------------------------

         Short Term Global Fund             $       40,061,305             $________________________

         Global Government Bond             $       28,206,773             $________________________

         International Bond                 $    1,015,666,000             $________________________

         Emerging Markets Bond              $         9,988,544            $________________________


         The management agreement for each of the above-referenced funds also provides that one or more additional expense limitation periods (of the same or different time periods) may be implemented after the expiration of the current limitation, and that with respect to any such additional limitation period, the fund may reimburse Rowe Price-Fleming, provided the reimbursement does not result in the fund's aggregate expenses exceeding the additional expense limitation.

         Under the terms of the Emerging Market Bond Fund's management agreement, Rowe Price-Fleming is required to bear any expenses through December 31, 1996, which would cause the Fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through December 31, 1998, the Fund is required to reimburse Rowe Price-Fleming for these expenses, provided the average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of average net assets to exceed 1.25%. Pursuant to its management agreement, $47,000 of management fees were not accrued by the Fund for the period ended December 31, 1995, and $135,000 of other expenses were borne by Rowe Price-Fleming.

         Under the terms of Short-Term Global Income Fund's management agreement, Rowe Price-Fleming is required to bear any expenses through December 31, 1995, which would cause the Fund's ratio of expenses to average net assets to exceed 1.00%. Thereafter, through December 31, 1997, the Fund is required to reimburse Rowe Price-Fleming for these expenses, provided the average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of average net assets to exceed 1.00%. Pursuant to its management agreement, $134,000 of management fees were not accrued by the Fund for the year ended December 31, 1995, and $125,000 of unaccrued 1994 fees remain subject to reimbursement through December 31, 1997. Additionally, $295,000 of unaccrued 1992-1993 fees and expenses were permanently waived at December 31, 1995.

         Under the terms of Global Government Bond Fund's management agreement, Rowe Price-Fleming is required to bear any expenses through December 31, 1996, which would cause the Fund's ratio of expenses to average net assets to exceed 1.20%. Thereafter, through December 31, 1998, the Fund is required to reimburse Rowe Price-Fleming for these expenses, provided the average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the Fund's ratio of average net assets to exceed 1.20%. Pursuant to its management agreement $153,000 of management fees were not accrued for the year ended December 31, 1995. Pursuant to a previous agreement, $242,000 of unaccrued 1993-1994 fees remain subject to reimbursement through December 31, 1996.

     The principal executive officer of Rowe Price-Fleming is M. David Testa, who together with George J. Collins, William J. Garrett, P. John Manser, James
S. Riepe, George A. Roche, Alan H. Smith, Henry C.T. Strutt, and Martin G. Wade constitute its Board of Directors.

         The principal occupation of Mr. Testa is principal executive officer of Rowe Price-Fleming. With the exceptions of Messrs. Garrett, Manser, Smith, and Strutt, each of the other directors' principal occupation is director of Rowe Price-Fleming and each of the directors is employed by T. Rowe Price. The principal occupations of the other directors of Rowe Price-Fleming are: William
J. Garrett, Chairman of Robert Fleming Securities Limited and a Director of Robert Fleming Holdings, Robert Fleming Investment Trust, Robert Fleming Management Services Limited and various other affiliates of Robert Fleming Holdings; P. John Manser, Chairman of Robert Fleming & Co. Limited, Chief Executive Officer of Robert Fleming Holdings, Deputy Chairman of Robert Fleming Asset Management Limited, a Director of various other affiliates of Robert Fleming Holdings, Fleming Investment Management Limited and Jardine Fleming Group Limited ("Jardine Fleming") and a Director of the U.K. Securities and Investments Board; James S. Riepe; George A. Roche; Alan H. Smith, Managing Director of Jardine Fleming Holdings Limited, Chairman of each of Jardine Fleming Investment Management Limited, Jardine Fleming & Co. Limited and Jardine Fleming Securities Limited and a Director of Robert Fleming Holdings, Robert Fleming, Inc. and various other affiliates of Jardine Fleming; Henry C. Strutt, Managing Director of Jardine Fleming Holdings Limited, Director of Robert Fleming Holdings Limited and General Manager of Jardine Fleming Holdings Limited.

         The address of Messrs. Testa, Collins, Riepe, Roche, and Wade is 100 East Pratt Street, Baltimore, MD 21202. The address for Messrs. Garrett and Manser is 25 Copthall Avenue, London, EC2R 7DR England. The address for Messrs. Smith and Strutt is Jardine Fleming Holdings Ltd., 46th Floor Jardine House, GPO Box 70, Hong Kong.

         T. Rowe Price, Robert Fleming Holdings, and Jardine Fleming are owners of Rowe Price-Fleming. The common stock of Rowe Price-Fleming is 50% owned by a wholly-owned subsidiary of T. Rowe Price, 25% by a subsidiary of Robert Fleming Holdings and 25% by Jardine Fleming. (Half of Jardine Fleming is owned by Robert Fleming Holdings and half by Jardine Matheson Holdings Limited.) T. Rowe Price has the right to elect a majority of the board of directors of Rowe Price-Fleming and Robert Fleming Holdings has the right to elect the remaining directors, one of whom will be nominated by Jardine Fleming.

         Rowe Price-Fleming and T. Rowe Price maintain offices at 100 East Pratt Street, Baltimore, Maryland 21202. Robert Fleming Holdings' offices are located at 25 Copthall Avenue, London, EC2R 7DR England. Jardine Fleming's offices are located at 46th Floor, Jardine House, GPO Box 70, Hong Kong.

The Evaluation by the Board of Trustees

         In evaluating the New Investment Management and New Sub-Advisory Agreements, the Board of Trustees requested and reviewed materials furnished by the Manager and Rowe Price-Fleming. These materials included financial statements and information regarding ASISI and Rowe Price-Fleming and their personnel and operations. Consideration was given to the reduced fee rates payable under the New Investment Management and New Sub-Advisory Agreements and the amount of fees and expenses that would have been paid if the New Investment Management and New Sub-Advisory Agreements had been in effect during the past fiscal year and the fiscal year to date. Consideration also was given to comparative fee and expense information concerning other mutual funds with similar investment objectives.

     With respect to the New Investment Management Agreement, the Board considered (1) the scope and quality of the services which ASISI has provided under the Present Investment Management Agreement and expects to provide under the New Investment Management Agreement; (2) that the investment management rate payable to the Manager under the New Investment Management Agreement will be lower than the rate payable under the Present Investment Management Agreement; and (3) that the terms of the New Investment Management Agreement will be unchanged, except for the lower investment management rate, the termination date and certain non-material changes. The Board also considered ASISI's present distribution strategies and willingness to devote appropriate resources to develop new markets for the Portfolio, as well as the profitability of the Manager's relationship with the Portfolio and the benefits that the Manager realizes from its relationship with the Portfolio.

     In evaluating the New Sub-Advisory Agreement, the Board of Trustees considered (1) the generally excellent reputation and standing of Rowe
Price-Fleming and its affiliate, T. Rowe Price, in the U.S. mutual fund industry; (2) the nature and expected quality of the services to be delivered by Rowe Price-Fleming to the Portfolio's shareholders; (3) the proposed fee structure under the New Investment Management and New Sub-Advisory Agreements, which results in a lower fee rate to the Portfolio than the structure applicable under the Present Investment Management and Sub-Advisory Agreements and comparative fee structures; (4) the terms of the New Sub-Advisory Agreement will be unchanged from those of the Present Sub-Advisory Agreement, except for the lower sub-advisory rate, the termination date and certain non-material changes;
(5) potential indirect benefits to Rowe Price-Fleming in connection with the investment operations of the Portfolio, including any which may arise in connection with brokerage transactions; (6) information as to fees and expenses of comparable investment companies published by a widely recognized industry authority; and (7) the experience of Rowe Price-Fleming in managing international investment portfolios and the historical performance over various time periods of open-end investment companies managed by that firm having investment objectives, investment policies and investment restrictions comparable to those of the Portfolio (measured by investment returns and expense ratios and recognizing that such past performance is no guarantee of future results for the Portfolio).

         The Board received assurances that Rowe Price-Fleming has considerable staffing resources available and adequate capitalization to provide high quality management services. Based upon its evaluation, the Board determined that the continuance of the Manager's role as Investment Manager and Rowe Price-Fleming's assumption of the sub-advisory function for the Portfolio likely would offer the Portfolio continued access to effective management and advisory services and capabilities. The Board concluded further that the terms of the New Investment Management and Sub-Advisory Agreements, including the fees contemplated thereby, are fair and reasonable and in the best interests of the Portfolio and its shareholders.

         In order to provide for the services described in the New Investment Management and New Sub-Advisory Agreements, the shareholders are being asked to approve the New Investment Management Agreement and the New Sub-Advisory Agreement.

Portfolio Brokerage

         Subject to the supervision of the Manager and the Board of Trustees, decisions to buy and sell securities for the Trust are made for each portfolio, including the Portfolio, by its respective sub-adviser. Subject to the direction of the Manager, each sub-adviser is authorized to allocate the orders placed by it on behalf of the applicable portfolio to brokers who also may provide research or statistical material, or other services to the portfolio or the sub-adviser for the use of the applicable portfolio. Such allocation shall be in such amounts and proportions as the sub-adviser shall determine in accordance with the policy set forth in the Trust's Prospectus and Statement of Additional Information or as the Board of Trustees may determine from time to time and the sub-adviser will report such allocations either to the Manager, which will report on such allocations to the Board of Trustees, or, if requested by the Manager, directly to the Board of Trustees. Such reports will indicate the brokers to whom such allocations have been made and the basis therefor. The sub-adviser may consider sale of shares of the portfolio, as well as the recommendations of the Manager, as factors in the selection of brokers to execute portfolio transactions for a portfolio, subject to the requirements of best net price and most favorable execution.

Change in Portfolio Name

     If Proposals I through IV are approved, the name of the Portfolio will be changed from the AST Scudder International Bond Portfolio to the T. Rowe Price International Bond Portfolio, and the New Investment Management Agreement and the New Sub-Advisory Agreement will be executed, all such actions to be effective May 1, 1996.

         Proposals I and II both are made contingent upon shareholder approval of Proposals III and IV.

       THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND THAT THE
            SHAREHOLDERS VOTE "FOR" PROPOSAL I AND "FOR" PROPOSAL II.
                     ANY UNMARKED PROXIES WILL BE SO VOTED.

                                  PROPOSAL III

                       APPROVAL OF A CHANGE IN PORTFOLIO'S
                              INVESTMENT OBJECTIVE

     The Portfolio's current investment objective is stated as follows: The Portfolio seeks to provide income primarily by investing in a managed portfolio of high grade debt securities denominated in foreign currencies ("international bonds"). As a secondary objective, the Portfolio seeks protection and possible enhancement of principal value by actively managing currency, bond market and maturity exposure and by security selection. To achieve its objectives, the Portfolio will primarily invest in international bonds that are denominated in foreign currencies, including bonds denominated in the European Currency Unit. The Portfolio's investments may include debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions, debt securities issued or guaranteed by supranatural organizations, corporate debt securities, bank or bank holding company debt securities and other debt securities including those convertible into common stock. The Portfolio will invest no more than 15% of its total assets in debt securities that are rated below BBB or Baa but rated no lower than B by Standard and Poor's Corporation ("S&P") or Moody's Investors Services, Inc. ("Moody's"), respectively.

         The  Board  recommends  that  the  shareholders   adopt  the  following
investment objective for the Portfolio:

                  The Portfolio seeks to provide high current income and capital appreciation by investing in high-quality, non-dollar denominated government and corporate bonds outside the United States.

     If approved by the shareholders, the proposed investment objective would afford a greater degree of flexibility in the management of the Portfolio then is available under the current investment objective. In this regard, the proposed investment objective would permit the Portfolio to employ strategies which seek capital appreciation in addition to high current income as market conditions warrant. The proposed investment objective also would clarify that Rowe Price-Fleming may select Portfolio investments on the basis of its own quality assessments, taking into account various factors including, but not limited to, applicable ratings by rating agencies such as S&P and Moody's. If the proposed investment objective is approved it is expected that Rowe Price-Fleming will continue to use active management of the Portfolio's maturity structure and currency exposure to moderate price fluctuation.

     The investment policy of the Portfolio is to invest in debt securities issued or guaranteed by a foreign national government, its agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations; corporate debt securities; bank or bank holding company debt securities; and other debt securities, including those convertible into common stock. The Portfolio will also invest up to 65% of its assets in high quality, non-dollar denominated government and corporate bonds outside the U.S. However, the Portfolio will invest up to 20% of its assets in below investment-grade, high-risk bonds, including bonds in default where there is a potential for significant capital appreciation. Under the current investment objective, the Portfolio may invest up to 15% of its total assets in debt securities that are noted below BBB or Baa, but rated no lower than B, by S&P or Moody's. There will be no minimum required S&P or Moody's rating if the proposed investment objective is approved by the Portfolio's shareholders. Securities rated below investment grade could involve greater price volatility and higher degress of risk with respect to payment of principal and interest than higher quality fixed-income securities. The market prices of such lower rated debt securities may decline significantly in periods of general economic difficulty. In addition, the trading market for these securities is generally less liquid than for higher rated securities. Therefore, the Portfolio may have difficulty disposing of these securities at the desired time or obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Because of the increase in the limitation on investments in lower-quality securities from 15% to 20% and the absence of specific rating criteria, the new investment objective and investment policy may entail a greater degree of risk than the present investment objective. The Board of Trustees believes that the potential benefits to the Portfolio from the additional flexibility afforded by the new investment objective will outweigh any possible increased risk to the Portfolio.

         This Proposal III is made contingent upon the receipt of shareholder approval for Proposals I, II and IV. If any one or more of Proposals I, II and IV are not approved, the current investment objective will continue in effect.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
            RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL III.
                      ANY UNMARKED PROXIES WILL BE SO VOTED

                                   PROPOSAL IV

                           APPROVAL OF CHANGES IN THE
                       PORTFOLIO'S INVESTMENT RESTRICTIONS

     Reclassification of Certain Investment Restrictions from "Fundamental" to "Non-Fundamental"

         The Portfolio currently is subject to certain investment restrictions set forth below which are "fundamental" policies, and may not be changed without approval of the shareholders of the affected portfolios of the Trust.

     i. A Portfolio will not purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved and only if immediately thereafter not more than 10% of this Portfolio's total assets, at market value, would be invested in such securities, or by investing no more than 5% of the Portfolio's total assets in other open-end investment companies or by purchasing no more than 3% of any one open-end investment company's securities.

     ii. A Portfolio will not buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

     iii. A Portfolio will not invest in companies for the purpose of exercising control or management.

         iv. A Portfolio will not purchase or retain securities of any issuer (other than the shares of such Portfolio) if to the Trust's knowledge, the officers and Trustees of the Trust and the officers and directors of the Investment Manager who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

     The Portfolio also is subject to certain non-fundamental investment restrictions which may be changed by the Board of Trustees without shareholder approval. The Investment Company Act does not require any of the above restrictions to be classified as "fundamental." The Manager and Rowe
Price-Fleming have proposed to the Board that the above four investment restrictions be reclassified from "fundamental" investment restrictions (applicable to this and other Portfolios of the Trust) to "non-fundamental" investment restrictions (applicable only to this Portfolio) to provide the Portfolio with additional flexibility to pursue its investment objective consistent with applicable laws in effect from time to time, as discussed below. If the Shareholders of the Portfolio approve Proposal IV, the Board of Trustees thereafter may change any one or more of such non-fundamental investment restrictions without the delay and expense to the Portfolio to arrange for shareholder approval.

     It is not expected that approval of the changes described in Proposal IV will affect materially the manner in which the Portfolio is managed.

     (1) The first fundamental investment restriction concerning the purchase of securities of other investment companies reflects requirements under Investment Company Act. Under the Manager and Rowe Price-Fleming's proposal, such fundamental investment restriction would be reclassified as the following non-fundamental investment restriction:

         The Portfolio may not purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940 and applicable state law.

     If Proposal IV is approved, the Manager and Rowe Price-Fleming still would be subject to a substantially similar investment restriction, since the current fundamental investment restriction reflects the requirements of the Investment Company Act. However, if the Investment Company Act or applicable state law is amended, the Portfolio would not be required to conduct a shareholders meeting with attendant delay and expense to respond to any provisions of the amended law of potential benefit to the Portfolio.

         (2) The second fundamental investment restriction concerning purchases of securities or other property on margin reflects the requirements under the following current non-fundamental investment restriction:

         The Portfolio may not purchase securities on margin, unless, by virtue of its ownership of other securities, it has the right to obtain securities equivalent in kind and amount to the securities sold and, if the right is conditional, the sale is made upon the same conditions, except in connection with arbitrage transactions and except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

     If Proposal IV is approved, the Manager and Rowe Price-Fleming would continue to be subject to the same investment restriction, since the current non-fundamental investment restriction reflects the requirements of the current fundamental investment restriction. However, the Board of Trustees would have the future flexibility to change such non-fundamental investment restriction if appropriate in the judgment of the Board of Trustees, without the attendant delay and expense of arranging for a shareholders meeting.

         (3) The third fundamental investment restriction concerning investment in companies for the purpose of exercising control or management reflects the requirements under the following proposed non-fundamental investment restriction:

         The Portfolio may not invest in companies for purpose of exercising management or control.

     If Proposal IV is approved, the Manager and Rowe Price-Fleming still would be subject to the same investment restriction, since the proposed non-fundamental investment restriction reflects the requirements of the current fundamental investment restriction. However, the Board of Trustees would have the future flexibility to change such non-fundamental investment restriction without the necessity for and attendant expense of a shareholders meeting. It is not the intent of the Portfolio to control or manage any company and the Portfolio generally is precluded from doing so under various laws. Subject to these laws, it may be in the Portfolio's interest from time to time to make an additional investment in a company to obtain the ability to influence the management of a company. For example, the Portfolio, consistent with applicable law, may wish to influence the management of a company in which there is an existing investment by the Portfolio where the company is experiencing financial difficulties.

         (4) The fourth fundamental investment restriction concerning purchases of securities beneficially held by the officers or Trustees of the Trust or officers or directors of the Manager reflects the requirements of the following proposed non-fundamental investment restriction:

         The Portfolio may not purchase or retain the securities of any issuer if those officers and directors of the Portfolio, and of the Sub-advisor, who each own beneficially more than .5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities.

     This prohibition reflects the requirements of applicable state "Blue Sky" law and, in the absence of the investment restriction, would still be applicable to the Portfolio. By reclassifying the restriction from fundamental to non-fundamental, the Board will be able to respond to any future changes in applicable law and make changes to the investment restriction without the attendant delay and expense of arranging for a shareholders meeting.

Changes in Fundamental Investment Restrictions

     The Portfolio currently is subject to the following fundamental investment restriction (applicable only to this Portfolio):

         The Portfolio may not issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

     The Manager and Rowe Price-Fleming have proposed to eliminate this fundamental investment restriction and replace it with the following fundamental investment restriction:

         The Portfolio may not issue senior securities except in compliance with the Investment Company Act of 1940.

     For purposes of the Portfolio, "senior securities" include, with certain exceptions, any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Under the Investment Company Act, the Portfolio generally is prohibited from issuing senior securities. However, under the Investment Company Act, the Portfolio may borrow directly from any bank, provided the Portfolio maintains a 300 percent asset coverage for the loan. If Proposal IV is approved, the Portfolio will be able to take advantage of this current exception under the Investment Company Act if, in the judgment of the Board, it is appropriate to do so. Moreover, the Board thereafter will be able to respond to any future changes in the applicable provisions of the Investment Company Act of potential benefit to the Portfolio and to make changes to the investment restriction without the attendant delay and expense of arranging for a shareholders meeting.

         This Proposal IV is contingent upon shareholder approval of Proposals I through III. If any one or more of Proposals I through III are not approved, the current investment restrictions will continue in effect and will apply to the Portfolio.

                THE TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES,
             RECOMMEND THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL IV.
                      ANY UNMARKED PROXIES WILL BE SO VOTED

                                   PROPOSAL V

                       APPROVAL OF A CHANGE IN PORTFOLIO'S
             CLASSIFICATION FROM A "DIVERSIFIED INVESTMENT COMPANY"
                    TO A "NON-DIVERSIFIED INVESTMENT COMPANY"

         The Portfolio currently is classified as a "diversified company" under the Investment Company Act. As a diversified company, 75 percent of the value of the Portfolio's total assets must be represented by cash and non-cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any new issuer to an amount not greater in value than 5 percent of the value of the total assets of such management company and to not more than 10 percent of the outstanding voting securities of such issuer.

         It is proposed that the Portfolio's shareholders approve a change in the classification of the Portfolio from a diversified to a non-diversified company. If approved, the Portfolio would be able to invest in securities and obligations without regard to the limitations described above, although it still would intend to satisfy diversification requirements established under federal tax law which apply to regulated investment companies and to segregated asset accounts upon which variable annuity contracts or variable life insurance policies are based. The proposed change in classification is being requested in recognition of the limited supply of eligible fixed income investment opportunities in foreign markets and would afford a greater degree of flexibility, consistent with other international bond funds, than currently is available to pursue investment opportunities in furtherance of the Portfolio's investment objectives and policies. As a "non-diversified investment company," as defined for purposes of the Investment Company Act, the Portfolio would be permitted to invest a greater portion of its assets in qualifying securities or obligations of a smaller number of issuers. In addition to the potential benefits which the proposed change in class would afford to the Portfolio, the Portfolio may be subject to greater risk of an adverse change in the financial condition or market perception of an issuer of its portfolio securities or obligations and to greater risk of single economic, political or regulatory occurrences or events than an investment company that is more broadly diversified.

             THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE
            "FOR" PROPOSAL V TO CHANGE THE PORTFOLIO'S CLASSIFICATION
          FROM A "DIVERSIFIED INVESTMENT COMPANY" TO A "NON-DIVERSIFIED
           INVESTMENT COMPANY." ANY UNMARKED PROXIES WILL BE SO VOTED

Shareholder Proposals

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of the Trust.

         Pursuant to rules adopted by the Commission under the Exchange Act, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                              By order of the Board of Trustees

                                              M. Priscilla Pannell
                                              Acting  Secretary
                                              American Skandia Trust

                                LIST OF EXHIBITS

 EXHIBIT A-1                     Form of Present Investment Management Agreement

 EXHIBIT A-2                     Form of New Investment Management Agreement

 EXHIBIT A-3                     Form of Present Sub-Advisory Agreement

 EXHIBIT A-4                     Form of New Sub-Advisory Agreement

                                   EXHIBIT A-1

                 Form of Present Investment Management Agreement

                         INVESTMENT MANAGEMENT AGREEMENT



               THIS AGREEMENT is made this 1st day of May, 1994, by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Life Investment Management, Inc., a Connecticut corporation (the "Investment Manager");

                                W I T N E S E T H

               WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

               WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

               WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the AST Scudder International Bond Portfolio of the Fund (the "Portfolio") on the terms and conditions hereinafter set forth.

               NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

               1. Management. The Investment Manager shall act as investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

     2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

     (a) supervise and manage all aspects of the Portfolio's operations:

     (b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

     (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

     (d)  provide  to the  Board of  Trustees  of the Fund on a  regular  basis,
written   financial   reports  and  analyses  on  the   Portfolio's   securities
transactions and the operations of comparable investment companies;

     (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

     (f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

     (g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

     (h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

               3. Broker-Dealer Relationships. The Investment Manager is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider sale of the shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

     4.  Control  by  Board  of  Trustees.   Any  investment   program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

     (a) all applicable provisions of the Investment Company Act and Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

     (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

     (c)  the provisions of the Declaration of Trust of the Fund, as amended;
 and

     (d)  the provisions of the By-laws of the Fund, as amended; and

     (e)  any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Manager as follows:

     (a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent at such additional officers may be required by the Fund for the proper conduct of its affairs.

     (b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

     (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

     (i) any of the costs (including applicable office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                      (ii) any of the costs (including  applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

     (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

               7. Delegation of Responsibilities. Upon the request of the Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

               8. Engagement of Sub-advisors and Broker-Dealers. The Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs (e), (f), (g) and (h) of paragraph 2 hereof.

     9. Compensation. The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of 1.00% of the Portfolio's average daily net assets.

               10. Expense Limitation. If, for any fiscal year of the Fund, the total of all ordinary business expenses of the Portfolio, including all investment advisory and administration fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed 1.75% of the average daily net assets of the Portfolio, the Investment Manager agrees to pay the Fund such excess expenses, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Fund. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the Fund's current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

               11. Non-Exclusivity. The services of the Investment Manager to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

               12. Term and Approval. This Agreement shall become effective on January 3, 1994 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

     (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

               13. Termination. This Agreement may be terminated at any time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

               14. Liability of Investment Manager and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

               15. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or Investment Manager may have under applicable law.

               16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

               17. Questions of  Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                                    AMERICAN SKANDIA TRUST


Attest:                                             By: s/Gordon C. Boronow


s/Joan Chanda

                                                    AMERICAN SKANDIA LIFE
                                                    INVESTMENT MANAGEMENT, INC.

Attest:                                             By: s/Thomas M. Mazzaferro

s/Patricia Randol

                                               EXHIBIT A-2

                                     Form of New Management Agreement

                         INVESTMENT MANAGEMENT AGREEMENT


               THIS AGREEMENT is made this 1st day of May, 1996 by and between American Skandia Trust, a Massachusetts business trust (the "Fund"), and American Skandia Investment Services, Incorporated, a Connecticut corporation (the "Investment Manager");

                                            W I T N E S E T H

               WHEREAS, the Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulations promulgated thereunder; and

               WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"); and

     WHEREAS, the Fund and the Investment Manager desire to enter into an agreement to provide for the management of the assets of the T. Rowe Price International Bond Portfolio (the "Portfolio") on the terms and conditions hereinafter set forth.

               NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

     1. Management. The Investment Manager shall act as investment manager for the Portfolio and shall, in such capacity, manage the investment operations of the Portfolio, including the purchase, retention, disposition and lending of securities, subject at all times to the policies and control of the Fund's Board of Trustees. The Investment Manager shall give the Portfolio the benefit of its best judgments, efforts and facilities in rendering its services as investment manager.

     2. Duties of Investment Manager. In carrying out its obligation under paragraph 1 hereof, the Investment Manager shall:

     (a) supervise and manage all aspects of the Portfolio's operations:

     (b) provide the Portfolio or obtain for it, and thereafter supervise, such executive, administrative, clerical and shareholder servicing services as are deemed advisable by the Fund's Board of Trustees;

     (c) arrange, but not pay for, the periodic updating of prospectuses and supplements thereto, proxy material, tax returns, reports to the Portfolio's shareholders, reports to and filings with the Securities and Exchange Commission, state Blue Sky authorities and other applicable regulatory authorities;

     (d)  provide  to the  Board of  Trustees  of the Fund on a  regular  basis,
written   financial   reports  and  analyses  on  the   Portfolio's   securities
transactions and the operations of comparable investment companies;

     (e) obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and whether concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Investment Manager considers desirable for inclusion in the Portfolio;

     (f) determine what issuers and securities shall be represented in the Portfolio's portfolio and regularly report them in writing to the Board of Trustees;

     (g) formulate and implement continuing programs for the purchases and sales of the securities of such issuers and regularly report in writing thereon to the Board of Trustees; and

     (h) take, on behalf of the Portfolio, all actions which appear to the Fund necessary to carry into effect such purchase and sale programs and supervisory functions as aforesaid, including the placing of orders for the purchase and sale of portfolio securities.

     3.  Broker-Dealer   Relationships.   The  Investment  Manager  is
responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. The Investment Manager shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Fund's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, the Investment Manager's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of, execution at the best net price and in the most effective manner possible. The Investment Manager may consider sale of the shares of the Portfolio, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Investment Manager will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Fund may determine, the Investment Manager shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker or dealer that provides research services to the Investment Manager for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Investment Manager, determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Investment Manager's ongoing responsibilities with respect to the Portfolio. The Investment Manager is further authorized to allocate the orders placed by it on behalf of the Portfolio to such brokers and dealers who also provide research or statistical material, or other services to the Fund or the Investment Manager. Such allocation shall be in such amounts and proportions as the Investment Manager shall determine and the Investment Manager will report on said allocations to the Board of Trustees of the Fund regularly as requested by the Board and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

     4.  Control  by  Board  of  Trustees.   Any  investment   program
undertaken by the Investment Manager pursuant to this Agreement, as well as any other activities undertaken by the Investment Manager on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Trustees of the Fund.

     5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Investment Manager shall at all times conform to:

     (a) all applicable provisions of the Investment Company Act and Investment Advisers Act and any rules and regulations adopted thereunder, as amended; and

     (b) the provisions of the Registration Statements of the Fund under the Securities Act of 1933 and the Investment Company Act, including the investment objectives, policies and restrictions, and permissible investments specified therein; and

     (c) the provisions of the Declaration of Trust of the Fund, as amended; and

     (d) the provisions of the By-laws of the Fund, as amended; and

     (e) any other applicable provisions of state and federal law.

     6. Expenses. The expenses connected with the Fund shall be allocable between the Fund and the Investment Manager as follows:

     (a) The Investment Manager shall furnish, at its expense and without cost to the Fund, the services of a President, Secretary, and one or more Vice Presidents of the Fund, to the extent at such additional officers may be required by the Fund for the proper conduct of its affairs.

     (b) The Investment Manager shall further maintain, at its expense and without cost to the Fund, a trading function in order to carry out its obligations under subparagraphs (f), (g) and (h) of paragraph 2 hereof to place orders for the purchase and sale of portfolio securities for the Portfolio.

     (c) Nothing in subparagraph (a) hereof shall be construed to require the Investment Manager to bear:

                      (i) any of the costs (including  applicable  office space, facilities and equipment) of the services of a principal financial officer of the Fund whose normal duties consist of maintaining the financial accounts and books and records of the Fund; including the reviewing of calculations of net asset value and preparing tax returns; or

                      (ii) any of the costs (including  applicable office space, facilities and equipment) of the services of any of the personnel operating under the direction of such principal financial officer. Notwithstanding the obligation of the Fund to bear the expense of the functions referred to in clauses (i) and (ii) of this subparagraph (c), the Investment Manager may pay the salaries, including any applicable employment or payroll taxes and other salary costs, of the principal financial officer and other personnel carrying out such functions and the Fund shall reimburse the Investment Manager therefor upon proper accounting.

     (d) All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this paragraph 6. These expenses include but are not limited to brokerage commissions, legal, auditing, taxes or governmental fees, the cost of preparing share certificates, custodian, depository, transfer and shareholder service agent costs, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, insurance premiums on property or personnel (including officers and trustees if available) of the Fund which inure to its benefit, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to shareholders.

               7. Delegation of Responsibilities. Upon the request of the Fund's Board of Trustees, the Investment Manager may perform services on behalf of the Fund which are not required by this Agreement. Such services will be performed on behalf of the Fund and the Investment Manager's cost in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by the Investment Manager of any Fund expense that the Investment Manager is not required to pay or assume under this Agreement shall not relieve the Investment Manager of any of its obligations to the Fund nor obligate the Investment Manager to pay or assume any similar Fund expense on any subsequent occasion.

               8. Engagement of Sub-advisors and Broker-Dealers. The Investment Manager may engage, subject to approval of the Fund's Board of Trustees, and where required, the shareholders of the Portfolio, a sub-advisor to provide advisory services in relation to the Portfolio. Under such sub-advisory agreement, the Investment Manager may delegate to the sub-advisor the duties outlined in subparagraphs (e), (f), (g) and (h) of paragraph 2 hereof.

     9. Compensation. The Fund shall pay the Investment Manager in full compensation for services rendered hereunder an annual investment advisory fee, payable monthly, of .80 of 1.0% of the average daily net assets of the Portfolio.

               10. Expense Limitation. If, for any fiscal year of the Fund, the total of all ordinary business expenses of the Portfolio, including all investment advisory and administration fees but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, would exceed 1.75% of the average daily net assets of the Portfolio, the Investment Manager agrees to pay the Fund such excess expenses, and if required to do so pursuant to such applicable statute or regulatory authority, to pay to the Fund such excess expenses no later than the last day of the first month of the next succeeding fiscal year of the Fund. For the purposes of this paragraph, the term "fiscal year" shall exclude the portion of the Fund's current fiscal year which shall have elapsed prior to the date hereof and shall include the portion of the then current fiscal year which shall have elapsed at the date of termination of this Agreement.

               11. Non-Exclusivity. The services of the Investment Manager to the Portfolio are not to be deemed to be exclusive, and the Investment Manager shall be free to render investment advisory and corporate administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Investment Manager may serve as officers or trustees of the Fund, and that officers or trustees of the Fund may serve as officers or directors of the Investment Manager to the extent permitted by law; and that the officers and directors of the Investment Manager are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

               12. Term and Approval. This Agreement shall become effective on May 1, 1996 and shall continue in force and effect from year to year, provided that such continuance is specifically approved at least annually:

     (a) (i) by the Fund's Board of Trustees or (ii) by the vote of a majority of the Portfolio's outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act); and

     (b) by the affirmative vote of a majority of the trustees who are not parties to this Agreement or interested persons of a party to this Agreement (other than as Fund trustees), by votes cast in person at a meeting specifically called for such purpose.

               13. Termination. This Agreement may be terminated at any time without the payment of any penalty or prejudice to the completion of any transactions already initiated on behalf of the Portfolio, by vote of the Fund's Board of Trustees or by vote of a majority of the Portfolio's outstanding voting securities, or by the Investment Manager, on sixty (60) days' written notice to the other party. The notice provided for herein may be waived by either party. This Agreement automatically terminates in the event of its assignment, the term "assignment" for the purpose having the meaning defined in Section 2(a)(4) of the Investment Company Act.

               14. Liability of Investment Manager and Indemnification. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Investment Manager or any of its officers, trustees or employees, it shall not be subject to liability to the Fund or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

               15. Liability of Trustees and Shareholders. A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of the Fund as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees or shareholders individually but are binding only upon the assets and property of the Fund. Federal and state laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Fund or Investment Manager may have under applicable law.

               16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice, it is agreed that the address of the Fund shall be 126 High Street, Boston, Massachusetts, 02110, and the address of the Investment Manager shall be One Corporate Drive, Shelton, Connecticut 06484.

               17. Questions of  Interpretation.  Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Investment Company Act, reflected in any provision of this Agreement is released by rules, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first above written.

                                        AMERICAN SKANDIA TRUST


Attest:                                 By _________________________________
                                             Gordon C. Boronow
_____________________________                Executive Vice President


                                        AMERICAN SKANDIA INVESTMENT
                                        SERVICES, INCORPORATED


Attest:                                 By _________________________________
                                             Thomas M. Mazzaferro
_____________________________                President & Chief Operating Officer

                                   EXHIBIT A-3

                     Form of Present Sub-Advisory Agreement

                             SUB-ADVISORY AGREEMENT


     THIS AGREEMENT is between American Skandia Life Investment Management, Inc. (the "Advisor") and Scudder, Stevens & Clark, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Advisor to act an investment manager for the AST Scudder International Bond Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1994, with the Trust (the "Management Agreement"); and

WHEREAS the Advisor has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Advisor and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Advisor with investment advisory services, incorporating research performed by the Sub-Advisor, in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Advisor will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Advisor, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Advisor will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Advisor to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.
 Sub-Advisor shall cooperate with the Custodian and the Advisor (as acceptable to the Custodian, Advisor and Sub-Advisor) with respect to effecting and settling transactions.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the 1940 Act applicable to it, and the regulations promulgated thereunder.

Nothing in this Agreement shall be implied to prevent the Advisor from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Advisor from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Advisor has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

     (b) The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub Advisor as Sub-Advisor to the Advisor and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Advisor as investment manager to the Trust and approving the form of the Advisor's Management Agreement with the Trust;

     (e)     The Advisor's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Advisor as currently in effect; and

         (g) A list of companies the fixed-income securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Advisor or the Trust, or which, in the sole opinion of the Advisor, it believes such non-public information would be deemed to be available to Advisor and/or the Trust.

The Advisor will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (a) though (f) above will be provided within 30 days of the time such materials became available to the Advisor. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Advisor.

3. Delivery of Documents to the Advisor. The Sub-Advisor has furnished the Advisor with copies of each of the following documents:

         (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

           (b)     The Sub-Advisor's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

         (d)       The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Advisor from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its investment determinations and shall place orders for the execution of purchase and sale transactions for the Portfolio with or through brokers or dealers selected by the Sub-Advisor (including the Sub-Advisor's affiliate, Scudder Investor Services, Inc.) in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Advisor, subject to the requirements of best net price and most favorable execution.

         Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Advisor regularly as requested by the Advisor and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor and Records of the Portfolio. The Sub-Advisor shall furnish the Advisor monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required to be disclosed in the Trust's registration statement, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Advisor or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Advisor and legal counsel for the Trust any legal process served upon it on behalf of the Advisor or the Trust. The Sub-Advisor shall promptly notify the Advisor of any changes in any information of which the Sub-Advisor becomes aware that would be required to be disclosed in the Trust's registration statement.

         In compliance with the requirements of Rule 3la-3 under the 1940 Act, the Sub-Advisor agrees that all records it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust or Advisor any such records upon the Trust's or the Advisor's request. The Sub-Advisor further agrees to maintain for the Trust the records the Trust is required to maintain under Rule 31a-1(b) insofar as such records relate to the investment affairs of the Trust. The Sub-Advisor further agrees to preserve for the periods prescribed by Rule 3la-2 under the 1940 Act the records it maintains for the Trust.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Advisor will calculate and pay the Sub-Advisor at the annual rate of .60 of 1% of the net assets of the Portfolio.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Advisor and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Advisor or the Trust. Except as otherwise provided herein, Advisor and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Advisor, the Trust or such persons the Advisor may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations and Covenants of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use all commercially reasonably efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated. Sub-Advisor covenants that it will carry out appropriate compliance procedures necessary to the operation of the Portfolio as Sub-Advisor and Advisor may agree.

10. Liability. The Sub-Advisor shall use all commercially reasonable efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used all commercially reasonable efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Advisor for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein, including without limitation any loss suffered as a result of the Sub-Advisor's reasonable reliance on information provided by the Trust's custodian and fund accountant. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing therein shall in any way constitute a waiver of limitation of any rights which the Trust or Advisor may have under applicable law.

         The Advisor agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Advisor agrees that the Sub-Advisor and any of its officers, directors or employees, and persons affiliated with it or with any such officer, director or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interest in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its officers, directors, affiliates or employees may purchase or sell for the Sub-Advisor or such officer's, director's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Advisor or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the 1940 Act, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Advisor's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Advisor within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

   Advisor:       American Skandia Life Investment Management, Inc.
                  Attention: Thomas Mazzaferro
                  Chief Operating Officer
                  One Corporate Drive
                  Shelton, Connecticut 06484

   Sub-Advisor:   Scudder, Stevens & Clark, Inc.
                  Two International Place
                  Boston, Massachusetts 02110
                  Attention: David B. Watts

 14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Advisor, any affiliated person with the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("Controlling person") Advisor, against any and all losses, claims damages, liabilities or litigation (including reasonable legal and other expenses), to which Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Advisor, the Trust or any affiliated person of the Advisor or the Trust expressly for use in the Trust's registration statement, or upon verbal information confirmed by the Sub-Advisor in writing expressly for use in the Trust's registration statement or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Advisor or any affiliated person or controlling person of Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Advisor agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Adviser's Act, under any other statute, at common law or otherwise, arising out of Advisor's responsibilities as investment manager of the Portfolio (1 ) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Advisor, any of Advisor's employees or representatives or any affiliate of or any person acting on behalf of Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor expressly for use in the Trust's registration statement or other than upon verbal information confirmed by the Sub-Advisor in writing expressly for use in the Trust's registration statement; provided, however, that in no case is Advisor's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 15. Warranty. The Advisor represents and warrants that (i) the appointment of the Sub-Advisor by the Advisor has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the 1940 Act, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

     16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

 The effective date of this agreement is May 1, 1994.

FOR THE ADVISOR:                                   FOR THE SUB-ADVISOR:

s/Thomas Mazzaferro                                s/David B. Watts
Thomas Mazzaferro                                  David B. Watts
Chief Operating Officer                            Managing Director
and President

Date: May 12, 1994                                 Date: May 6, 1994


Attest:  s/Patricia E. Randol                      Attest:  s/Ann M. McCreary

                                   EXHIBIT A-4

                       Form of New Sub-Advisory Agreement

                             SUB-ADVISORY AGREEMENT

     THIS   AGREEMENT  is  between   American   Skandia   Investment   Services,
Incorporated (the "Investment Manager") and Rowe Price-Fleming International, Inc. (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the T. Rowe Price International Bond Portfolio (the "Portfolio") under the terms of a management agreement, dated May 1, 1996, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Representatives of Sub-Advisor will be available as reasonably requested to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

     The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that information relating directly or indirectly to the Sub-Advisor, supplied or to be supplied by Sub-Advisor for inclusion or incorporation by reference in such Registration Statement or Proxy Statement, contained or contains no untrue statement of any material fact and did not or does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the ICA, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         The Investment Manager represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the manager or information relating directly or indirectly to the Investment Manager, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Investment Manager further represents and warrants that it is an investment adviser registered under the ICA and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapter M (including Section 851(b)(1), (2) and (3)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders;
(v) the  Prospectus and Statement of Additional  Information  of the Trust;  and
(vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

     (b) The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e) The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b)      The Sub-Advisor's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d)      The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of .40 of 1% of the portion of the average daily net assets of the Portfolio.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

         The Investment Manager hereby represents that it has provided to the Sub-Advisor a true, correct and complete copy of the Registration Statement of the Trust as in effect on the date of this Agreement, including any amendments and supplements thereto, and agrees to provide to Sub-Advisor true, correct and complete copies of any amendments and supplements thereto subsequent to the date of this Agreement.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, it shall not be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its partners or employees, and persons affiliated with it or with any such partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its partners, affiliates or employees may purchase or sell for the Sub-Advisor or such partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               Rowe Price-Fleming International, Inc.
                           100 East Pratt Street
                           Baltimore, Maryland 21202
                           Attention:  Mr. Henry H. Hopkins

     14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in information relating directly or indirectly to the Sub-Advisor supplied or to be supplied by Sub-Advisor for inclusion or incorporation by reference in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon information relating directly or indirectly to the Sub-Advisor supplied or to be supplied by Sub-Advisor for inclusion or incorporation by reference in such prospectus or statement of additional information; provided, however, that in no case is Investment
Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

16. Amendment. This Agreement may be amended by mutual written consent of the parties, subject to the provisions of the ICA.

17. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.


The effective date of this agreement is May 1, 1996


FOR THE INVESTMENT MANAGER:                        FOR THE SUB-ADVISOR:


--------------------------------                   ----------------------------
Thomas Mazzaferro
President & Chief Operating Officer


Date:                                              Date:



Attest:                                            Attest:

                                    APPENDIX

                                (FORM OF PROXY)

                             AMERICAN SKANDIA TRUST


                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                  THE AST SCUDDER INTERNATIONAL BOND PORTFOLIO
                          TO BE HELD ON APRIL 12, 1996

         The undersigned hereby appoints Cynthia Gorgoretti, Maureen Gulick and Deirdre Burke and each of them as proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the AST Scudder International Bond Portfolio of the Trust to be held at 10:00 a.m., Eastern Time, on April 12, 1996 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting pursuant to the Proxy Statement as checked below upon the following matters.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS VOTING FOR THE FOLLOWING
PROPOSALS.

I. PROPOSAL TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE
TRUST  AND  AMERICAN  SKANDIA  INVESTMENT   SERVICES,   INCORPORATED   REGARDING
MANAGEMENT OF THE AST SCUDDER INTERNATIONAL BOND PORTFOLIO.

     (     ) FOR         (      ) AGAINST         (      ) ABSTAIN FROM

II. PROPOSAL TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN AMERICAN
SKANDIA INVESTMENT SERVICES,  INCORPORATED AND ROWE PRICE-FLEMING INTERNATIONAL,
INC.  REGARDING  INVESTMENT  ADVICE  TO  THE  AST  SCUDDER   INTERNATIONAL  BOND
PORTFOLIO.

     (     ) FOR         (      ) AGAINST         (      ) ABSTAIN FROM

III.PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S INVESTMENT OBJECTIVE.

     (     ) FOR         (      ) AGAINST         (      ) ABSTAIN FROM

IV. PROPOSAL TO APPROVE CHANGES IN THE PORTFOLIO'S INVESTMENT RESTRICTIONS.

     (     ) FOR         (      ) AGAINST         (      ) ABSTAIN FROM

V. PROPOSAL TO APPROVE A CHANGE IN THE PORTFOLIO'S CLASSIFICATION FROM A "DIVERSIFIED" INVESTMENT COMPANY TO A "NON-DIVERSIFIED" INVESTMENT COMPANY.

     (     ) FOR         (      ) AGAINST         (      ) ABSTAIN FROM

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSALS IF NO CHOICE IS INDICATED.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the AST Scudder International Bond Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own named, indicating that he or she is a "Partner."

Date: _______________, 1996


---------------------------------------------
Name of Shareholder


---------------------------------------------
Signature of Shareholder

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE